UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 13, 2021
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BANDWIDTH INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38285	56-2242657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 Main Campus Drive
Raleigh, NC 27606
(Address of principal executive offices) (Zip Code)
(800) 808-5150
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BAND	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 13, 2021 (the “Effective Date”), the Board of Directors (the “Board”) of Bandwidth Inc. (the “Company”) appointed Daryl E. Raiford as the Company’s Chief Financial Officer and designated Mr. Raiford as the principal accounting officer and principal financial officer of the Company. Until the Effective Date, Jeffrey A. Hoffman served as the Company’s Chief Financial Officer and as the Company’s principal accounting officer and principal financial officer of the Company.
As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on July 8, 2021, Mr. Raiford, age 58, entered into an Employment Agreement with the Company on July 6, 2021 (the “Employment Agreement”), and he joined the Company on July 12, 2021 as EVP, Finance. Mr. Raiford brings more than two decades of relevant experience to his new role. From July 2020 through July 2021, Mr. Raiford provided strategic consulting and advisory services to private equity clients. From October 2017 to July 2020, Mr. Raiford served as Executive Vice President and Chief Financial Officer of Ribbon Communications, a communications software and network solutions provider. From April 2010 to October 2017, Mr. Raiford served as Executive Vice President and Chief Financial Officer of GENBAND, the successor corporation to Nortel Networks’ Carrier Communications business segment and provider of IP software and network technologies. Prior to joining GENBAND, Mr. Raiford served in financial leadership roles at companies including Freescale Semiconductor, Travelport, Hewlett Packard and Compaq Computer Corporation.
Other than the Employment Agreement, there are no arrangements or understandings between Mr. Raiford and any other person pursuant to which Mr. Raiford was named as Chief Financial Officer. There are no transactions between Mr. Raiford and the Company that would be reportable under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDWIDTH INC.

Date: August 18, 2021	By:	/s/ R. Brandon Asbill
	Name:	R. Brandon Asbill
	Title:	General Counsel and Secretary